UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 7, 2018

CORPORATE CAPITAL TRUST, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-38287	27-2857503
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
201 Rouse Boulevard Philadelphia, Pennsylvania 19112 (Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On November 7, 2018, Corporate Capital Trust, Inc. (the “Company”) issued a press release (the “Press Release”) providing an overview of its operating results for the quarter ended September 30, 2018.

A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

The Company also has made available under the “Events & Presentations” page within the “Investor Relations” section of the Company’s website (www.corporatecapitaltrust.com) a presentation providing an overview of the Company’s operating results for the quarter ended September 30, 2018.

The information furnished in this Current Report, including the Press Release, shall not be deemed to be “filed” for the purposes of, or otherwise be subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information furnished in this Current Report, including the Press Release, shall not be deemed incorporated by reference into any Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The information in this Current Report on Form 8-K may include “forward-looking statements.” These statements are based on the beliefs and assumptions of the Company’s management and on the information currently available to management at the time of such statements. Forward-looking statements generally can be identified by the words “believes,” “expects,” “intends,” “plans,” “estimates” or similar expressions that indicate future events. Important factors that could cause actual results to differ materially from the Company’s expectations include the factors disclosed in the Company’s filings with the SEC, including the Company’s annual report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on March 14, 2018. The Company undertakes no obligation to update such statements to reflect subsequent events.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibits.

99.1	Press Release dated November 7, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2018		CORPORATE CAPITAL TRUST, INC.
a Maryland corporation

	By:	/s/ Philip Davidson
Philip Davidson
General Counsel and Secretary